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 

exelon℠

August 3, 2022

Earnings Conference Call Second Quarter 2022

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as "could," "may," "expects," "anticipates," "will," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to "E" after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offering.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the Registrants' Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the Registrants' Second Quarter 2022 Quarterly Report on Form 10-Q (to be filed on August 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Historical results were revised from amounts previously reported to reflect only Exelon continuing operations. Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including:

- ***Adjusted operating earnings*** exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix
- ***Adjusted operating and maintenance expense*** excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix
- ***Operating ROE*** is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission).
- ***Adjusted cash from operations*** primarily includes cash flows from operating activities adjusted for common dividends, change in cash on hand, and the cash payment to Constellation in accordance with the separation agreement

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods.

This information is intended to enhance an investor's overall understanding of period over period financial results and provide an indication of Exelon's baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods.

These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies' presentations. Exelon has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented.

Non-GAAP financial measures are identified by the phrase "non-GAAP" or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

Second Quarter Results


Second Quarter 2022 EPS Results
$0.47
$0.44
BGE
PECO
PHI
ComEd
Corp
$0.04
$0.14
$0.10
$0.23
($0.04)
$0.04
$0.14
$0.10
$0.23
($0.07)
Q2 GAAP Earnings
Q2 Adjusted Operating Earnings*

Financial Highlights

- GAAP Earnings of $0.47 per share in Q2 2022 vs. $0.33[1] per share in Q2 2021
- Adjusted Operating Earnings* of $0.44 per share in Q2 2022 vs. $0.36[1] per share in Q2 2021
- Reaffirming 2022 Adjusted Operating Earnings* of $2.18 - $2.32 per share[2]
- Providing update on plans for $1B of equity by 2025, including establishing ATM program and expectation of issuing $500M of equity in 2022

Key Developments

- Continued focus on constructive outcomes in our jurisdictions:
  - Delmarva MD filed its first multi-year plan with the MD PSC in May
- ComEd filed with the ICC a proposed plan to promote beneficial electrification efforts in accordance with CEJA provisions
- Selected nine more startup companies to receive funding as a part of Exelon's Climate Change Investment Initiative (2c2i)
- Joined the Electric Power Research Institute's multi-year Climate READi initiative to help lead energy system climate resilience and adaptation efforts

Note: amounts may not sum due to rounding
(1) Revised from amounts previously reported to reflect only Exelon continuing operations
(2) 2022 earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E earnings guidance is based on a forward 30-year Treasury yield as of 12/31/2021.

Operating Highlights

Operations	Metric	YTD 2022			
		BGE	ComEd	PECO	PHI
Electric Operations	OSHA Recordable Rate[1]				
	2.5 Beta SAIFI (Outage Frequency)[2]				
	2.5 Beta CAIDI (Outage Duration)[3]				
Customer Operations	Customer Satisfaction[4]				
Gas Operations	Gas Odor Response[5]		No Gas Operations		

Quartile

Q1	Q2
Q3	Q4

- **Reliability remains a top priority:**
  - ComEd sustained top decile performance in SAIFI, while PHI and PECO attained top quartile
  - ComEd delivered best-on-record CAIDI performance, with both ComEd and PHI achieving top decile and PECO and BGE scoring in the top quartile
- **Continued to deliver on key customer operations metrics:**
  - BGE, ComEd and PECO remained top quartile in customer satisfaction
- **For the second consecutive quarter, PHI delivered a perfect score in gas odor response, with BGE, PECO and PHI maintaining top decile performance**
- **ComEd achieved top decile safety performance in OSHA, PHI attained top quartile, and we remain focused on improving BGE and PECO**

Note: quartiles are calculated using results reported in 2020 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of work-related injuries or illnesses requiring more than first-aid treatment, per 100 employees (source: EEI Safety Survey, T&D Peer Panel only)
(2) Reflects the average number of interruptions per customer as a YE projection (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(3) Reflects the average time to restore service to customer interruptions (sources: *First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey*, or *EIA*)
(4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to *Escalent*
(5) Reflects the percentage of calls responded to in 1 hour or less (sources: *PSE&G Peer Panel Gas Survey* and *AGA Best Practices Survey*)

Q2 2022 QTD Adjusted Operating Earnings* Waterfall


$0.03 Distribution Rates(2)
$0.01 Distribution Rates
($0.01) Depreciation and Amortization
($0.01) Other
$0.09 BSC Allocations Adjustment for Discontinued Operations(4)
($0.01) Interest Expense
$0.36(1)
$0.05
$0.11
$0.15
$0.20
($0.06)
($0.09)
$0.03
$0.03
($0.01)
($0.05)
$0.09
($0.01)
$0.44
$0.04
$0.14
$0.10
$0.23
($0.07)
$0.00
$0.03 Distribution Rates
$0.02 Distribution Rates
($0.01) Unfavorable Weather and Load
($0.01) Credit Loss Expense
($0.01) Depreciation and Amortization
($0.01) Income Tax Expense Timing
($0.03) Other(3)
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(4)
Q2 2021
ComEd
PECO
BGE
PHI
Corp
Q2 2022

Reaffirming 2022 Adjusted Operating Earnings* of $2.18 - $2.32 per share[5]

Note: Amounts may not sum due to rounding
(1) Revised from amounts previously reported to reflect only Exelon continuing operations
(2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base
(3) Reflects higher contracting costs partially due to timing of maintenance projects and higher interest expense
(4) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules
(5) 2022 earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E earnings guidance is based on a forward 30-year Treasury yield as of 12/31/2021.

Exelon's Trailing Twelve Month Earned ROEs*


10.2%
10.1%
10.0%
9.7%
9.1%
8.9%
8.7%
8.9%
9.4%
9.3%
9.2%
8.9%
8.8%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

We expect our consolidated TTM ROEs* to be back within our 9-10% targeted range by year end as timing of equity infusions resolve in the balance of the year

Note: Represents the twelve-month periods ending June 30, 2019-2022, March 31, 2020-2022, December 31, 2019-2021, and September 30, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon's 9-10% targeted range.

Exelon Distribution Rate Case Updates

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
DPL DE Gas				IT	RT		EH			FO	FO	FO
PECO Gas			IT	RT	EH	IB RB		FO	FO			
ComEd	CF		IT	RT		EH	IB RB		FO			
DPL MD		CF			IT	RT EH	IB	RB	FO			

	Revenue Requirement	Requested ROE / Equity Ratio	Expected Order
DPL DE Gas	$14.5M[1,2]	10.30% / 49.94%	Q1 2023
PECO Gas	$82.1M[1,3]	10.95% / 53.41%	Q4 2022
ComEd	$200.2M[1,4]	7.85% / 49.45%	Dec 2022
DPL MD	$37.5M[1,5] 3-Year MYP	10.25% / 50.50%	Dec 2022

- CF Rate case filed
- IT Intervenor direct testimony
- RT Rebuttal testimony
- EH Evidentiary hearings
- IB Initial briefs
- RB Reply briefs
- FO Final commission order
- SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power will implement full proposed rates on August 14, 2022, subject to refund.
(3) Requested revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates
(4) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$1.4M in adjustments.
(5) Reflects 3-year cumulative multi-year plan. Company proposed incremental revenue requirement increases of $11.3M, $11.6M and $14.6M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively.

Connecting Our Customers with Financial Energy Assistance


ENERGIZED
TO MAKE A
DIFFERENCE

Advancing Policy Changes
at the State and Federal levels

Advocating for systemic policy changes to **secure and sustain limited-income funding**, **advance program enrollment** and **streamline the distribution** of assistance funds to customer accounts


$22.1
Million
91%

Exploring Innovative Solutions
to engage eligible customers

Using **data analytics and process mapping** to increase understanding of the magnitude of low-income energy problems and leveraging research to better engage our ethnically diverse communities


PEPCO POP-UP OFFICE
Billing and Payment
Information

Advocating for Our Customers
to secure financial assistance

Conducting extensive **community outreach campaigns** to help customers learn more about energy assistance opportunities and **partnering with trusted organizations and voices** to proactively reach customers



Connecting Customers
in our service territories

Connected **more than 650,000** income-eligible customers across Exelon's service territories to **more than $450 million** in financial energy assistance in 2021

Featured Capital Investment

BGE's Key Crossing Reliability Initiative

- **Forecasted project cost:**
  - $155 million
- **In service date:**
  - Construction of overhead transmission system completed in Q2 2022
  - Decommissioning of underground circuit and removal of terminal stations to be completed by Q4 2022
  - Proactive outreach and extensive collaboration with contractors, State and Federal officials, and other external stakeholders accelerated the target completion date by nearly a year
- **Project scope:**
  - Replaced the existing 2.25-mile underground circuit with a double circuit, 230kV overhead electric transmission line across the Patapsco River
  - Installed eight transmission monopoles, including two of the tallest towers on the continent, standing ~400 feet high and providing adequate clearance for commercial shipping traffic entering the Port of Baltimore
  - Utilized 8,200 cubic yards of concrete to construct collision protection barriers that are designed to resist the impact of a vessel and prevent damage to the monopoles
  - Improves the reliability of a critical link in BGE's regional transmission system by addressing aging infrastructure that was originally installed in the 1970's and nearing the end of its useful service life
  - Estimated that 300-350 people participated in construction of the project, including experienced local marine construction contractors





exelon

Maintaining a Strong Balance Sheet is a Top Financial Priority

S&P FFO / Debt %* and Moody's CFO (Pre-WC) / Debt %*



15%
14%
13%
12%
0%
13-14%
12%
2022-2024E Average(1)
Exelon Downgrade Threshold(2)

- Plan to issue $1B of equity at the holding company by 2025 as part of a balanced funding strategy
  - Exelon will be establishing a $1B ATM program
  - Anticipate issuing $500M of equity in 2022 leveraging either the ATM program, a one-time common equity offering, or a combination of methods
  - Exelon will complete the remaining $500M over the 2023 to 2025 period
  - Updates on activity under the ATM will be provided on future earnings calls
- Exelon is committed to a strong balance sheet and is making progress on its plan to fund growth with a modest amount of external equity

Credit Ratings[3]	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Strong balance sheet and low-risk attributes provide strategic and financial flexibility

(1) 2022 - 2024 average internal estimate based on S&P and Moody's methodology, respectively
(2) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp
(3) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco

Delivering Sustainable Value as the Premier T&D Utility

SUSTAINABLE VALUE

- ✓ **Strong Growth Outlook:** ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025[1]
- ✓ **Shareholder Returns:** Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025



Industry-Leading Platform
Financial Discipline
Sustainable Value
Operational Excellence
Leading ESG Profile

INDUSTRY-LEADING PLATFORM

- ✓ **Size and Scale:** Largest T&D utility in the country serving 10+ million customers
- ✓ **Diversified Rate Base:** Operate across 7 different regulatory jurisdictions
- ✓ **Large Urban Footprint:** Geographically positioned to lead the clean energy buildout in our densely-populated territories

OPERATIONAL EXCELLENCE

- ✓ **Safely Powering Reliability and Resilience:** Track record of top quartile reliability performance
- ✓ **Delivering a World-Class Customer Experience:** Helping customers take control of energy usage while delivering top quartile customer satisfaction results
- ✓ **Constructive Regulatory Environments:** ~100% of rate base growth covered by alternative recovery mechanisms and ~77% decoupled from volumetric risk

LEADING ESG PROFILE

- ✓ **No Owned Generation Supply:** Pure-play T&D utility
- ✓ **Advancing Clean and Affordable Energy Choices:** Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates
- ✓ **Supporting Communities:** Powering the economic health of the diverse communities we serve, while advancing social equity

FINANCIAL DISCIPLINE

- ✓ **Strong Balance Sheet:** Maintain balance sheet capacity to firmly support investment grade credit ratings
- ✓ **Organic Growth:** Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025

(1) Based off the midpoint of Exelon's 2021 Adjusted EPS* guidance range of $2.06 - $2.14 as disclosed at Analyst Day in January 2022

Additional Disclosures

Q2 2022 YTD Adjusted Operating Earnings* Waterfall



$0.04 Distribution Rates(2)
($0.01) Other(3)
$0.02 Distribution and Transmission Rates
($0.02) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Other
$0.16 BSC Allocations Adjustment for Discontinued Operations(5)
($0.02) Interest Expense
($0.01) Other
$0.91(1)
$0.26
$0.28
$0.28
$0.40
($0.13)
($0.18)
$0.03
$0.07
($0.02)
($0.04)
$0.16
($0.03)
$1.08
$0.24
$0.35
$0.24
$0.43
($0.16)
($0.02)
$0.06 Distribution Rates
$0.01 Tax Repairs Deduction
($0.01) Depreciation and Amortization
$0.01 Other
$0.05 Distribution Rates
($0.01) Unfavorable Weather and Load
($0.02) Depreciation and Amortization
($0.01) Credit Loss Expense
($0.01) Storm Costs
($0.01) Interest Expense
($0.01) Income Tax Expense Timing
($0.02) Other(4)
BGE
PECO
PHI
ComEd
Corp
Discontinued Ops Adjustment(5)
Q2 2021
ComEd
PECO
BGE
PHI
Corp
Q2 2022

Note: Amounts may not sum due to rounding
(1) Revised from amounts previously reported to reflect only Exelon continuing operations
(2) Reflects higher allowed electric distribution ROE due to an increase in treasury rates and higher rate base
(3) Primarily reflects the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement
(4) Reflects higher contracting costs partially due to timing of maintenance projects
(5) Reflects certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules

exelon

Exelon Long-Term Debt Maturity Profile[1,2]

As of 6/30/2022
($M)

LT Debt Balances (as of 6/30/22)[1,2]	
BGE	$4.5B
ComEd	$10.7B
PECO	$4.4B
PHI	$8.0B
Corp[4]	$9.1B
Exelon	**$36.7B**



360
850
850
833
500
807
850
750
360
650
997
303
600
1,250
1,178
585
908
763
295
175
833
1,430
675
700
600
1,400
650
1,225
741
1,200
750
1,275
2,150
1,550
1,650
750
2,150
1,975
700
2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052
EXC Regulated[3]
Corp[4]

Exelon's weighted average LTD maturity is approximately 17 years

(1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium
(2) Long-term debt balances reflect 2022 Q2 10-Q GAAP financials, which include items listed in footnote 1
(3) Includes $185M PHI HoldCo notes maturing August 15, 2032
(4) Includes $258M intercompany loan from Exelon Corporate to ExGen (Legacy CEG notes maturing April 1, 2032), which was settled upon close

Adjusted Operating Earnings* Sensitivities

Interest Rate Sensitivity to +50bp	2022E	2023E
ComEd Distribution ROE[1]	$0.04	$0.04
Cost of Debt[2]	$(0.01)	$(0.01)

Exelon Consolidated Effective Tax Rate	13.6%	15.1%
Exelon Consolidated Cash Tax Rate	0.3%	4.1%

Note: reflects sensitivities and tax rates as presented at Analyst Day in January 2022. Pension was evaluated based on a +50bp move and deemed to be immaterial.

(1) Reflects full year impact to a +50bp increase on the 30-Year US Treasury Yield

(2) Reflects full year impact to a +50bp increase on Corporate debt

Rate Case Details

Delmarva DE (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0002
Test Year	January 1, 2021 – December 31, 2021
Test Period	12 Months Actual
Proposed Common Equity Ratio	49.94%
Proposed Rate of Return	ROE: 10.30%; ROR: 6.92%
Proposed Rate Base (Adjusted)	$496.8M
Requested Revenue Requirement Increase	$14.5M[1,2]
Residential Total Bill % Increase	12.2%

Notes

- January 14, 2022, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- Size of ask is driven by continued investments in gas distribution system to maintain and increase reliability and customer service
- On February 28, 2022, DPL DE filed supplemental direct testimony requesting an updated revenue requirement of $14.5M based on twelve months actual test period ending December 31, 2021

Detailed Rate Case Schedule

Event	Date
Filed rate case	1/14/2022
Intervenor testimony	7/1/2022
Rebuttal testimony	8/15/2022
Evidentiary hearings	10/17/2022 - 10/19/2022
Initial briefs	
Reply briefs	
Commission order expected	Q1 2023

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings

(2) Requested revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power will implement full proposed rates on August 14, 2022, subject to refund.

PECO (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	R-2022-3031113
Test Year	January 1, 2023 – December 31, 2023
Test Period	12 Months Budget
Proposed Common Equity Ratio	53.41%
Proposed Rate of Return	ROE: 10.95%; ROR: 7.68%
Proposed Rate Base (Adjusted)	$2,884.1M
Requested Revenue Requirement Increase	$82.1M[1,2]
Residential Total Bill % Increase	13.0%

Notes

- March 31, 2022, PECO filed a general base rate filing with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in gas distribution base rates
- This rate increase will support significant investments in infrastructure to further improve safety, reliability and customer service for our customers, as well as increase in O&M expense

Detailed Rate Case Schedule

	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb
Filed rate case		3/31/2022										
Intervenor testimony				6/22/2022								
Rebuttal testimony					7/21/2022							
Evidentiary hearings						8/11/2022 - 8/12/2022						
Initial briefs							9/7/2022					
Reply briefs							9/19/2022					
Commission order expected									11/2022 – 12/2022			

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $7M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates

ComEd Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	22-0302
Test Year	January 1, 2021 – December 31, 2021
Test Period	2021 Actual Costs + 2022 Projected Plant Additions
Proposed Common Equity Ratio	49.45%
Proposed Rate of Return	ROE: 7.85%; ROR: 5.94%
Proposed Rate Base (Adjusted)	$13,890M
Requested Revenue Requirement Increase	$200.2M[1,2]
Residential Total Bill % Increase	2.7%

Notes

- April 15, 2022, ComEd filed its final annual distribution formula rate update with the Illinois Commerce Commission (ICC) seeking an increase in electric distribution base rates
- Rate increase amount is driven by higher treasury yields and continued investment in infrastructure that will enhance the reliability of the grid and enable advancement of clean technologies and renewable energy

Detailed Rate Case Schedule

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case				4/15/2022									
Intervenor testimony							6/29/2022						
Rebuttal testimony								7/27/2022					
Evidentiary hearings									9/14/2022				
Initial briefs										10/4/2022			
Reply briefs										10/18/2022			
Commission order expected												12/2022	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Includes $55M related to the annual reconciliation for 2021, which provides for a ROR of 5.91% and an allowed ROE of 7.78% that reflect a 7bps performance metric penalty. Excludes ~$65M of deferred income tax benefits, which would partially offset the revenue requirement increase. Revenue requirement in initial filing was an increase of $198.8M. Through the discovery period in the current proceeding, ComEd agreed to ~$1.4M in adjustments.

Delmarva MD Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	9681
Test Year	January 1 – December 31
Test Period	2023, 2024, 2025
Proposed Common Equity Ratio	50.50%
Proposed Rate of Return	ROE: 10.25%; ROR: 6.95%
2023-2025 Proposed Rate Base (Adjusted)	$930M, $993M, $1,026M
2023-2025 Requested Revenue Requirement Increase	$11.3M, $11.6M, $14.6M[1,2]
2023-2025 Residential Total Bill % Increase	2.1%, 2.1%, 2.6%

Notes

- May 19, 2022, Delmarva Power filed its first three-year multi-year plan (MYP) request with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates
- The proposal includes partial offsets to distribution rates through the acceleration of certain tax benefits to offset a proposed 50% in 2023 and 25% in 2024

Detailed Rate Case Schedule

	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Filed rate case	▲ 5/19/2022								
Intervenor testimony				▲ 8/19/2022					
Rebuttal testimony					▲ 9/19/2022				
Evidentiary hearings					■ 9/27/2022 - 9/30/2022				
Initial briefs						▲ 10/19/2022			
Reply briefs							▲ 11/2/2022		
Commission order expected								▲ 12/15/2022	

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Company proposed incremental revenue requirement increases with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively

Reconciliation of Non-GAAP Measures

Projected GAAP to Operating Adjustments

- **Exelon's projected 2022 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following:**
  - Costs related to the separation;
  - Adjustment to deferred income taxes in connection with the separation, including an income tax expense primarily due to the long-term marginal state income tax rate change, the recognition of valuation allowances against the net deferred tax assets positions for certain standalone state filing jurisdictions, and nondeductible transaction costs, partially offset by a one-time impact associated with a state tax benefit; and
  - Other items not directly related to the ongoing operations of the business.

GAAP to Non-GAAP Reconciliations[1]

S&P FFO/Debt[2] = $\frac{\text{FFO (a)}}{\text{Adjusted Debt (b)}}$

Moody's CFO (Pre-WC)/Debt[3] = $\frac{\text{CFO (Pre-WC) (c)}}{\text{Adjusted Debt (d)}}$

S&P FFO Calculation[2]

GAAP Operating Income
+ Depreciation & Amortization
= EBITDA
- Cash Paid for Interest
+/- Cash Taxes
+/- Other S&P FFO Adjustments
= FFO (a)

S&P Adjusted Debt Calculation[2]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (after-tax)
+ Underfunded OPEB (after-tax)
+ Operating Lease Imputed Debt
- Cash on Balance Sheet
+/- Other S&P Debt Adjustments
= Adjusted Debt (b)

Moody's CFO (Pre-WC) Calculation[3]

Cash Flow From Operations
+/- Working Capital Adjustment
+/- Other Moody's CFO Adjustments
= CFO (Pre-Working Capital) (c)

Moody's Adjusted Debt Calculation[3]

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (pre-tax)
+ Operating Lease Imputed Debt
+/- Other Moody's Debt Adjustments
= Adjusted Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures
(2) Calculated using S&P Methodology
(3) Calculated using Moody's Methodology

Q2 QTD GAAP EPS Reconciliation

Three Months Ended June 30, 2022	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.23	$0.14	$0.04	$0.10	($0.04)	$0.47
Separation costs	-	-	-	-	-	0.01
Income Tax-Related Adjustments	-	-	-	-	(0.04)	(0.04)
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.23	$0.14	$0.04	$0.10	($0.07)	$0.44

Three Months Ended June 30, 2021(1)	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.20	$0.11	$0.05	$0.14	($0.17)	$0.33
Separation costs	-	-	-	-	-	0.01
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.20	$0.11	$0.05	$0.15	($0.15)	$0.36

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules

Q2 YTD GAAP EPS Reconciliation

Six Months Ended June 30, 2022[1]	ComEd	PECO	BGE	PHI	Other	Exelon
2022 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.42	$0.35	$0.24	$0.23	($0.28)	$0.96
Separation costs	0.01	-	-	0.01	0.01	0.03
Income tax-related adjustments	-	-	-	-	0.09	0.09
2022 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.43	$0.35	$0.24	$0.24	($0.18)	$1.08

Six Months Ended June 30, 2021[1,2]	ComEd	PECO	BGE	PHI	Other	Exelon
2021 GAAP Earnings (Loss) from Continuing Operations Per Share	$0.40	$0.28	$0.26	$0.27	($0.34)	$0.87
COVID-19 Direct Costs	-	-	-	-	-	0.01
Acquisition related costs	-	-	-	-	0.01	0.01
ERP System Implementation	-	-	-	-	-	0.01
Separation costs	-	-	-	-	0.01	0.02
2021 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$0.40	$0.28	$0.26	$0.28	($0.31)	$0.91

Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding.

(1) Other and Exelon include certain BSC costs that were historically allocated to ExGen for January 2022 but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules

(2) Other and Exelon amounts are revised from amounts previously reported to reflect only Exelon continuing operations and include certain BSC costs that were historically allocated to ExGen but are presented as part of continuing operations in Exelon's results as these costs do not qualify as expenses of the discontinued operations per the accounting rules

GAAP to Non-GAAP Reconciliations

Exelon Operating TTM ROE Reconciliation ($M)[1]	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net Income (GAAP)	$1,841	$2,214	$2,243	$2,225	$2,242	$2,258
Operating Exclusions	$249	$36	$42	$82	$88	$84
Adjusted Operating Earnings	$2,090	$2,250	$2,284	$2,307	$2,331	$2,342
Average Equity	$23,598	$23,882	$24,651	$24,967	$26,217	$26,566
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**8.9%**	**9.4%**	**9.3%**	**9.2%**	**8.9%**	**8.8%**

Exelon Operating TTM ROE Reconciliation ($M)[1]	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net Income (GAAP)	$2,011	$2,037	$2,065	$2,060	$1,728	1,747	1,737
Operating Exclusions	$31	$33	$30	$31	$254	243	246
Adjusted Operating Earnings	$2,042	$2,070	$2,095	$2,091	$1,982	1,990	1,984
Average Equity	$20,111	$20,500	$20,913	$21,502	$21,885	22,329	22,690
Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity)	**10.2%**	**10.1%**	**10.0%**	**9.7%**	**9.1%**	**8.9%**	**8.7%**

(1) Represents the twelve-month periods ending June 30, 2019-2022, March 31, 2020-2022, December 31, 2019-2021, September 30, 2019-2021 for Exelon's utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding.

Thank you

Please direct all questions to the Exelon Investor Relations team:

InvestorRelations@ExelonCorp.com

312-394-2345

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